Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
16. SUBSEQUENT EVENTS

Acquisition of Retalix, Ltd. On February 6, 2013, the Company, through its indirect wholly owned subsidiary, Moon S.P.V. (Subsidiary) Ltd., a private company formed under the laws of the State of Israel (Merger Sub), completed the acquisition of Retalix Ltd., pursuant to the previously announced Agreement and Plan of Merger, dated November 28, 2012, by and among the Company, Merger Sub, and Retalix. In the acquisition, the Company paid $30.00 per Retalix share, representing an aggregate cash purchase price of approximately $800 million or approximately $650 million, net of cash acquired. The purchase price is being paid from the net proceeds from the 4.625% Notes and borrowings under the senior secured credit facility. As a result of the acquisition, Retalix became an indirect wholly owned subsidiary of NCR. The transaction will be accounted for as a business combination.
NCR incurred acquisition-related transaction costs of approximately $8 million which consist primarily of investment banking , legal and accounting fees. Approximately $3 million were incurred during the year ended December 31, 2012 and are included in selling, general and administrative expenses in the accompanying Consolidated Statements of Income.
These disclosures are based on our preliminary estimates of the fair values of the consideration paid. As NCR's acquisition of Retalix closed on February 6, 2013, management is still determining the purchase price allocation. However, the substantial majority of the purchase price is expected to be allocated to goodwill and intangible assets. Additionally, management is still determining the pro forma impact of the Retalix acquisition on the 2012 results.

Amendment of Senior Secured Credit Facility On February 5, 2013, the Company entered into a third amendment to its senior secured credit facility. Among other things, the third amendment modified:

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the incremental facility feature of the senior secured credit facility to permit the Company to request incremental term loans and/or revolving credit facilities with commitments in an aggregate amount not to exceed:

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prior to the date that the Company obtains an investment grade rating, the greater of (i) the remaining existing incremental facility capacity (currently $200 million), and (ii) an aggregate amount that would not cause the secured leverage ratio under the senior secured credit facility, calculated on a pro forma basis including the incremental facility and assuming that it and the revolver are fully drawn, to exceed 2.75 to 1.00; and

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after the date that the Company obtains an investment grade rating, an aggregate amount that would not cause the leverage ratio under the senior secured credit facility, calculated on a pro forma basis including the incremental facility and assuming that it and the revolver are fully drawn, to exceed a level that is 0.50 less than the then-applicable leverage ratio covenant; and

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the covenant on restricted payments to permit share repurchases, dividends and other restricted payments in an amount not to exceed $50 million in any fiscal year, with the ability to carry forward unused amounts for share repurchases, dividends and other restricted payments in future fiscal years.

Commitments and Contingencies With regard to the first matter described in Note 9, "Commitments and Contingencies," in early 2013 the Company and the Special Committee of the Company's Board of Directors each completed their respective internal investigations regarding the anonymous allegations received from a purported whistleblower in 2012 regarding certain aspects of the Company's business practices in China, the Middle East and Africa. The principal allegations related to the Company's compliance with the Foreign Corrupt Practices Act (FCPA) and federal regulations that prohibit U.S. persons from engaging in certain activities in Syria.
With respect to Syria, in January 2013, the Company received a wind down license from OFAC that permits the Company to take measures required to wind down its past operations in Syria. The Company also submitted a detailed report to OFAC regarding this matter, including a description of the Company's comprehensive export control program and related remedial measures.
The Company's investigations of the whistleblower's FCPA allegations identified a few opportunities to strengthen the Company's comprehensive FCPA compliance program, and remediation measures were proposed and are being implemented.
In addition, on January 23, 2013, upon the recommendation of the Special Committee following its review, the Board of Directors adopted a resolution rejecting the shareholder demand that the Company received by letter on August 31, 2012 related to the whistleblower's OFAC and FCPA allegations. As part of its resolution, the Board determined, among other things, that the officers and directors named in the demand had not breached their fiduciary duties and that the Company will not commence litigation against the named officers and directors. The Board further resolved to review measures proposed and implemented by management to strengthen the Company's compliance with trade embargos, export control laws and anti-bribery laws.
In the ATL litigation described in Note 9, "Commitments and Contingencies," ATL's petition for review by the United States Supreme Court of the decision in favor of the Company's indemnitees was denied in January 2013.
In the Kalamazoo River litigation described in Note 9, "Commitments and Contingencies," the Company's summary judgment motion was denied in its entirety in January 2013, and trial in the case commenced on February 19, 2013.
Pension and postemployment plans During the first quarter of 2013, NCR amended the U.S. separation plan to eliminate the accumulation and vesting of postemployment benefits. This amendment is expected to result in a reduction of the postemployment liability by approximately $50 million and a curtailment benefit of approximately $14 million.
On February 25, 2013, the Compensation and Human Resource Committee approved the termination of the U.S. non-qualified pension plans.